EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 11-K of Cytogen Retirement Savings Plan (the "Plan") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rita Auld, Vice President, Human Resources and Administration of Cytogen Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1) the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

    2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.

/s/ Rita Auld
-------------
Rita Auld
Vice President, Human Resources and Administration, Cytogen Corporation June 26, 2003


A signed original of this written statement required by Section 906 has been provided to Cytogen Corporation and will be retained by Cytogen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.